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WORLD GOLD FUND                                             [Graphic: USGI Logo]
                                                    a U.S. Global Investors Fund

GOLD EQUITY

About the Portfolio Manager

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The  portfolio  management  team is  comprised of  Ralph Aldis,  C.F.A. (Charted
Financial Analyst), Michael Chapman and Matthew Ford.

Mr. Aldis, holds an M.A. in Energy and Mineral Resources from the University of Texas at Austin and a B.S. with honors in Geology from Stephen F. Austin State University. He has been a fund manager with the company since 1992.

Mr.Chapman holds an M.A. in Energy and Mineral Resources and a B.S. in Petroleum Engineering from the University of Texas at Austin.

Mr. Ford holds an M.S. in Mineral Resources Engineering management from Nottingham University and a B.S. in Exploration and Minning Geology from the University of Wales.


Investment Profile
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The World Gold Fund invests in gold mining stocks globally,  though its holdings are focused in the United States, Canada and Australia. The Fund seeks companies with the greatest potential for creating wealth for stockholders by discovering new deposits, developing promising properties, and/or profitability mining gold. The Fund's goal is capital appreciation and protection against inflation and monetary instability.


REGIONAL BREAKDOWN %
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North America                           56.58%

West Africa                             13.55%

Pacific Rim                              3.95%

Africa                                   3.83%

South America                            2.91%

Central America                          2.27%

East Africa                              1.43%


FUND PROFILE

For Portfolio
Management
Commentary
call our portfolio
direct hotline at
1-800-873-8637
option 6

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EQUITY PORTFOLIO HIGHLIGHTS                 (QUARTER ENDED JUNE 30, 1998)
                                                   [Graphic:  Save with a FREE
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TOTAL RETURNS
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Year To Date                                -11.57%

1 Year (annualized)                         -37.44%

5 Year (annualized)                          -6.21%

10 Year (annualized)                         -2.68%

Total Assets:                              $146.932 million

Expense Ratio: as of Dec. 31, 1997            1.78%

CUSIP:                                       911476802

Ticker Symbol:                               UNWPX

Inception Date:                              11/27/85


Top Ten Holdings
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Pioneer Group                                9.15%

Reserve Barrick Gold                         7.11%

Delta Gold                                   6.81%

Franco Nevada                                6.21%

Euro Nevada                                  5.70%

Ashanti Gold                                 3.98%

Ranger Minerals                              3.30%

Meridian Gold                                3.17%

Getchell Gold                                3.00%

Newmont Mining                               2.89%


Must be accompanied or preceded by a prospectus. Past performance is no guarantee of future results. Please read the prospectus carefully before investing. Investment returns and principal value will vary, and you may have a gain or loss when you sell shares. Call 1-800-US-FUNDS to receive additional information. The Fund's portfolio will change. There can be no guarantee that the Fund will continue to hold these securities in the future.